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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation for our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (Nos. 33-67100, 33-76640, 333-00886, 333-56305, 333-71115, 333-56307 and 333-94545) and on Form S-3 (Nos. 333-40452
and 333-30672).


                                          /s/ ARTHUR ANDERSEN LLP